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                                                                    Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

          Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Timothy J. Casey, President and Chief Executive Officer of K-Sea General Partner GP LLC, as general partner of K-Sea General Partner L.P., the general partner of K-Sea Transportation Partners L.P. (the "Partnership"), hereby certify, to the best of my knowledge, that:

          (1) The Partnership's Quarterly Report on Form 10-Q for the quarter ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated: February 23, 2004                            /s/ Timothy J. Casey
                                             -----------------------------------
                                             Name:  Timothy J. Casey
                                             Title: President and
                                                    Chief Executive Officer